SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             January 22, 2004

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of   (Commission File             (IRS Employer
incorporation or organization)         Number)            Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                      68145                    (402)895-6640
(Address of principal              (Zip Code) (Registrant's telephone number)
   executive offices)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 99.1 News release issued by the registrant on January 22, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On January 22, 2004, the registrant issued a news release announcing its operating revenues and earnings for the fourth quarter and year ended December 31, 2003. A copy of the news release is included as an exhibit to this Form 8-K.





                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      January 27, 2004             By:  /s/ John J. Steele
           ----------------------            ------------------------
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      January 27, 2004             By:  /s/ James L. Johnson
           ----------------------            ------------------------
                                             James L. Johnson
                                             Vice President, Controller and
                                              Corporate Secretary